UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 26, 2012

THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-07541	13-1938568
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Brae Boulevard, Park Ridge, New Jersey	07656-0713
(Address of principal executive offices)	(Zip Code)

(201) 307-2000
 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On August 26, 2012, The Hertz Corporation (“Hertz”), a wholly owned subsidiary of Hertz Global Holdings, Inc. (“Hertz Holdings”), entered into a commitment letter (the “Commitment Letter”), pursuant to which, subject to the terms and conditions set forth therein, Barclays Bank PLC, Deutsche Bank AG Cayman Islands Branch and Bank of America, N.A. have committed to provide unsecured bridge financing of up to $1.95 billion for the transactions contemplated by the Agreement and Plan of Merger, dated as of August 26, 2012, by and among Hertz Holdings, HDTMS, Inc., a wholly owned subsidiary of Hertz Holdings, and Dollar Thrifty Automotive Group, Inc. (the “Merger Agreement”).  The commitments are subject to various conditions, including consummation of the tender offer described in the Merger Agreement.

The Commitment Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Commitment Letter is qualified in its entirety by reference to the full text of the Commitment Letter.

Cautionary Statement Regarding Forward-Looking Statements:

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Hertz Holdings’ outlook, anticipated revenues and results of operations, as well as any other statement that does not directly relate to any historical or current fact. These forward-looking statements often include words such as “believe,” “expect,” “project,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that Hertz Holdings has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors that Hertz Holdings believes are appropriate in these circumstances. Hertz Holdings believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and Hertz Holdings’ actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative.

Among other items, such factors could include: Hertz Holdings’ ability to obtain regulatory approval for and to consummate an acquisition of Dollar Thrifty; the risk that expected synergies, operational efficiencies and cost savings from a Dollar Thrifty acquisition may not be fully realized or realized within the expected time frame; the risk that unexpected costs will be incurred in connection with the proposed Dollar Thrifty transaction; the retention of certain key employees of Dollar Thrifty may be difficult; the operational and profitability impact of divestitures required to be undertaken to secure regulatory approval for an acquisition of Dollar Thrifty; levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; significant changes in the competitive environment, including as a result of industry consolidation, and the effect of competition in Hertz Holdings’ markets, including on Hertz Holdings’ pricing policies or use of incentives; occurrences that disrupt rental activity during Hertz Holdings’ peak periods; Hertz Holdings’ ability to achieve cost savings and efficiencies and realize opportunities to increase productivity and profitability; an increase in Hertz Holdings’ fleet costs as a result of an increase in the cost of new vehicles and/or a decrease in the price at which Hertz Holdings disposes of used vehicles either in the used vehicle market or under repurchase or guaranteed depreciation programs; Hertz Holdings’ ability to accurately estimate future levels of rental activity and adjust the size of Hertz Holdings’ fleet accordingly; Hertz Holdings’ ability to maintain sufficient liquidity and the availability to us of additional or continued sources of financing for Hertz Holdings’ revenue earning equipment and to refinance Hertz Holdings’ existing indebtedness; safety recalls by the manufacturers of Hertz Holdings’ vehicles and equipment; a major disruption in Hertz Holdings’ communication or centralized information networks; financial instability of the manufacturers of Hertz Holdings’ vehicles and equipment; any impact on us from the actions of Hertz Holdings’ licensees, franchisees, dealers and independent contractors; Hertz Holdings’ ability to maintain profitability during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; Hertz Holdings’ ability to successfully integrate acquisitions and complete dispositions; Hertz Holdings’ ability to maintain favorable brand recognition; costs and risks associated with litigation; risks related to Hertz Holdings’ indebtedness, including Hertz Holdings’ substantial amount of debt and Hertz Holdings’ ability to incur substantially more debt and increases in interest rates or in Hertz Holdings’ borrowing margins; Hertz Holdings’ ability to meet the financial and other covenants contained in Hertz Holdings’ senior credit facilities, Hertz Holdings’ outstanding unsecured senior notes and certain asset-backed and asset-based funding arrangements; changes in accounting principles, or their application or interpretation, and Hertz Holdings’ ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on earnings; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations where such actions may affect Hertz Holdings’ operations, the cost thereof or applicable tax rates; changes to Hertz Holdings’ senior management team; the effect of tangible and intangible asset impairment charges; the impact of Hertz Holdings’ derivative instruments, which can be affected by fluctuations in interest rates and commodity prices; and Hertz Holdings’ exposure to fluctuations in foreign exchange rates. Additional information concerning these and other factors can be found in Hertz Holdings’ filings and Dollar Thrifty’s filings with the SEC, including Hertz Holdings’ and Dollar Thrifty’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Hertz Holdings therefore cautions you against relying on these forward-looking statements. All forward-looking statements attributable to Hertz Holdings or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and Hertz Holdings undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information

The tender offer described in the Merger Agreement has not yet commenced, and this communication is neither an offer to purchase nor a solicitation of an offer to sell shares of Dollar Thrifty’s common stock. At the time the tender offer is commenced, Hertz Holdings will file a tender offer statement with the United States Securities and Exchange Commission (the “SEC”). Investors and security holders of Dollar Thrifty are strongly advised to read the tender offer documents that will be filed with the SEC, because they will contain important information that Dollar Thrifty’s stockholders should consider before tendering their shares. These documents will be available for free at the SEC’s web site (http://www.sec.gov). Copies of Hertz Holdings’ filings with the SEC may be obtained at the SEC’s web site (http://www.sec.gov) or by directing a request to Hertz Holdings at (201) 307-2100.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.  The following Exhibits are filed as part of this Report on Form 8-K:

Exhibit No.	Description of Exhibit

10.1	Commitment Letter, dated August 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERTZ CORPORATION,
(Registrant)

By:	/s/ J. Jeffrey Zimmerman
Name: J. Jeffrey Zimmerman
Title: Senior Vice President, General Counsel & Secretary

Date: August 27, 2012

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Commitment Letter, dated August 26, 2012.